EXHIBIT 10.48


            MODIFICATION OF SECURED CONTINGENT PROMISSORY NOTE NO. 1,
              SECURED CONTINGENT PROMISSORY NOTE NO. 2 AND SECURED
                     CONVERTIBLE CONTINGENT PROMISSORY NOTE

      THIS Modification of SECURED CONTINGENT PROMISSORY NOTE NO. 1, SECURED CONTINGENT PROMISSORY NOTE NO. 2 AND SECURED CONVERTIBLE CONTINGENT PROMISSORY NOTE dated as of February 16, 2009, is made by and among iPRINT TECHNOLOGIES, LLC, a Delaware limited liability company ("Maker"), MTS PARTNERS, INC. (fka iPRINT TECHNOLOGIES, INC.), a California corporation ("Payee"), AMERICAN TONERSERV CORP., a Delaware corporation ("ATS"), and certain other parties (the "Purchase Agreement").

                                    RECITALS

      A. The Maker, Payee, and others are parties to that certain Asset Purchase Agreement, dated as of October 31, 2008, (the "Purchase Agreement"), pursuant to which Maker and ATS executed a Secured Contingent Promissory Note No.1 ("Note No. 1"), Secured Contingent Promissory Note No.2 ("Note No. 2") and SECURED CONVERTIBLE CONTINGENT PROMISSORY NOTE ("Contingent Note") dated October 31, 2008, made payable to Payee.

      B. The Maker, Payee, and others are entering into that certain First Amendment to Asset Purchase Agreement dated of even date herewith, pursuant to which Subsections 7.2(b)(1) and 7.2(b)(2) are being amended to combine Note No. 1 and Note No. 2.

      C. Maker and Payee desire to combine Note No. 1 and Note No. 2 into Modified Secured Promissory Note in the amount of One Million One Hundred Fifty Thousand Dollars ($1,150,000) plus accrued interest through February 28, 2009, and paid according to Loan Amortization
            Schedule in the form attached hereto as Exhibit C-6.

      D. Section 8 Adjustment in Contingent Note modified to include principal amount of Contingent Note may be adjusted in accordance with the terms and conditions of Section 7.3 of the Purchase Agreement and Section 4 of the First Amendment to Asset Purchase Agreement dated February 16, 2009.

      E.    Maker and Payee agree that the "Grace Period" as defined under
            Section 5 in Contingent Note shall be changed from ten (10) business days to seven (7) business days.

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      NOW, THEREFORE, in consideration of the covenants and conditions contained herein, the parties agree as follows:

      1. The first payment of One Hundred Thousand Dollars ($100,000) is due March 16, 2009.

      2. Thereafter, monthly minimum payments of Forty Thousand Dollars ($40,000) plus ten percent interest (10%) due the last day of the month beginning March 31, 2009.

      3. In addition to installment payments, fifty percent (50%) of every dollar raised through private offering will be paid until the Modified Secured Promissory Note is paid off in full.

      4. "Grace Period" as defined under Section 5 in Contingent Note is changed from ten (10) business days to seven (7) business days.

      5. All other terms and conditions of the Modified Secured Promissory Note and the Secured Convertible Contingent Promissory Note not specifically modified hereby are incorporated herein and shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Maker has executed this Modification to Secured Contingent Promissory Note No. 1 and Secured Contingent Promissory Note No. 2 as of the date first set forth above.

                                         MAKER:

                                         iPRINT TECHNOLOGIES, LLC,
                                          a Delaware limited liability company


                                         By:    AMERICAN TONERSERV CORP.,
                                                 a Delaware corporation
                                         Its:   Managing Member


                                         By:    /s/ Chuck Mache
                                                --------------------------
                                                Chuck Mache
                                         Its:   President and CEO


                                         ATS:

                                         AMERICAN TONERSERV CORP.,
                                          a Delaware corporation

                                         By:    /s/ Chuck Mache
                                                --------------------------
                                                Chuck Mache,
                                         Its:   President and CEO

                                         PAYEE:

                                         MTS PARTNERS, INC. (fka iPRINT
                                         TECHNOLOGIES, INC.),
                                          a California corporation


                                         By:    /s/ Chad Solter
                                                --------------------------
                                                Chad Solter
                                         Its:   President and Secretary